BRANDES INVESTMENT TRUST

                 BRANDES INSTITUTIONAL INTERNATIONAL EQUITY FUND

                       Statement of Additional Information

              Dated March 1, 2002, as Supplemented August 15, 2002

     This Statement of Additional Information is not a prospectus, and it should be read in conjunction with the prospectus of Brandes Institutional
International Equity Fund (the "Fund") dated March 1, 2002. The Fund is a diversified series of Brandes Investment Trust (the "Trust"), a registered open-end management investment company or mutual fund. Brandes Investment Partners, L.P. (the "Advisor") is the investment advisor to the Fund. Copies of the prospectus may be obtained from the Fund at 11988 El Camino Real, Suite 500, San Diego, CA 92130 or by calling 1-800-237-7119.


                                TABLE OF CONTENTS
                                                                            Page


INVESTMENT OBJECTIVE AND POLICIES...........................................B-2
INVESTMENT RESTRICTIONS.....................................................B-3
OTHER SECURITIES AND INVESTMENT TECHNIQUES..................................B-4
MANAGEMENT.................................................................B-12
PRINCIPAL HOLDERS OF SECURITIES............................................B-15
INVESTMENT ADVISORY AND OTHER SERVICES.....................................B-15
PORTFOLIO TRANSACTIONS AND BROKERAGE.......................................B-18
NET ASSET VALUE............................................................B-19
REDEMPTIONS................................................................B-20
TAXATION...................................................................B-20
PERFORMANCE INFORMATION....................................................B-22
FINANCIAL STATEMENTS.......................................................B-24
CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT,.........................B-24
INDEPENDENT AUDITORS AND LEGAL COUNSEL.....................................B-24
GENERAL INFORMATION........................................................B-24


                        INVESTMENT OBJECTIVE AND POLICIES

     The  following   discussion   supplements  the  discussion  of  the  Fund's
investment objective and policies as set forth in the Fund's prospectus. No one can ensure that the Fund's investment objective will be achieved.

     The U.S. Government has, from time to time, imposed restrictions, through taxation or otherwise, on foreign investments by U.S. entities such as the Fund. If such restrictions should be reinstituted, the Board of Trustees of the Trust would consider alternative arrangements, including reevaluation of the Fund's investment objective and policies. However, the Fund would adopt any revised investment objective and fundamental policies only after approval by the holders of a "majority of the outstanding voting securities" of the Fund, which is defined in the Investment Company Act of 1940 (the "1940 Act") to mean the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares.

     Investments in foreign securities involve certain inherent risks. Individual foreign economies may differ from the U.S. economy in such aspects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. The internal politics of certain foreign countries may not be as stable as those of the United States. Governments in certain foreign countries also continue to participate to a significant degree in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of property or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent on international trade and are accordingly affected by the trade policies and economic conditions of their trading partners. Enactment by these trading partners of protectionist trade legislation, or other adverse developments affecting these trading partners, could have a significant adverse effect on the securities markets of such countries.

     Because most of the securities in which the Fund invests are denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund's assets which are denominated in that currency. Such changes will also affect the Fund's income. The values of the Fund's assets may also be affected significantly by currency restrictions and exchange control regulations imposed from time to time.

     Foreign securities markets may be more volatile than those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets, and the Fund's portfolio securities may be less liquid and more volatile than U.S. securities. Settlement practices for transactions may differ from those in the United States and may include delays beyond periods customary in the United States. Such differences and potential delays may expose the Fund to increased risk of loss in the event of a failed trade or the insolvency of a foreign broker-dealer.


                             INVESTMENT RESTRICTIONS

     The Trust has adopted the following fundamental investment policies and restrictions with respect to the Fund in addition to the policies and restrictions discussed in the prospectus. The policies and restrictions listed below cannot be changed without approval by the holders of a majority of the outstanding voting securities of the Fund. As a matter of fundamental policy, the Fund is diversified; i.e., at least 75% of the value of its total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities, and for the purposes of this calculation, limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer.


In addition, the Fund may not:

     1. Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow on an unsecured basis from banks for temporary or emergency purposes or for the clearance of transactions in amounts not exceeding 10% of its total assets (not including the amount borrowed), provided that it will not make investments while borrowings in excess of 5% of the value of its total assets are outstanding;

     2. Make short sales of securities or maintain a short position, except for short sales against the box;

     3. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of transactions;

     4. Write put or call options, except that the Fund may (i) write covered call options on individual securities and on stock indices; (ii) purchase put and call options on securities which are eligible for purchase by the Fund and on stock indices; and (iii) engage in closing transactions with respect to its options writing and purchases, in all cases subject to applicable federal and state laws and regulations;

     5. Act as underwriter (except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio);

     6. Invest 25% or more of its total assets, calculated at the time of purchase and taken at market value, in any one industry (other than U.S. Government securities), except that the Fund reserves the right to invest all of its assets in shares of another investment company;

     7. Purchase or sell real estate or interests in real estate or real estate limited partnerships (although the Fund may purchase and sell securities which are secured by real estate, securities of companies which invest or deal in real estate and securities issued by real estate investment trusts);

     8. Purchase or sell commodities or commodity futures contracts, except that the Fund may purchase and sell stock index futures contracts for hedging purposes to the extent permitted under applicable federal and state laws and regulations and except that the Fund may engage in foreign exchange forward contracts, although it has no current intention to use such contracts except to settle transactions in securities requiring foreign currency;

     9. Make loans (except for purchases of debt securities consistent with the investment policies of the Fund and except for repurchase agreements);

     10. Make investments for the purpose of exercising control or management;

     11. Invest in oil and gas limited partnerships or oil, gas or mineral leases.

Operating Restrictions

     The Fund observes the following restrictions as a matter of operating, but not fundamental, policy, which can be changed by the Board of Trustees without shareholder approval.

     The Fund may not:

     1. Purchase any security if as a result the Fund would then hold more than 10% of any class of voting securities of an issuer (taking all common stock issues as a single class, all preferred stock issues as a single class, and all debt issues as a single class), except that the Fund reserves the right to invest all of its assets in a class of voting securities of another investment company;

     2. Invest more than 10% of its assets in the securities of other investment companies or purchase more than 3% of any other investment company's voting securities or make any other investment in other investment companies except as permitted by federal and state law, except that the Fund reserves the right to invest all of its assets in another investment company;

     3. Invest more than 15% of its net assets in unseasoned securities and illiquid securities, including Rule 144A securities.


                   OTHER SECURITIES AND INVESTMENT TECHNIQUES

Convertible Securities

     The Fund may purchase convertible securities that are fixed-income debt securities or preferred stocks, and which may be converted at a stated price within a specific period of time into a certain quantity of common stock of the same or other issuers. Convertible securities are usually subordinated in right of payment to nonconvertible debt securities of the same issuer, but are senior to common stocks in an issuer's capital structure. Their prices tend to be influenced by changes in interest rates (in the same manner as for debt securities) as well as changes in the market value of the common stock into which they can be converted.

Short-Term Investments

     At times the Fund may invest in short-term cash equivalent securities either for temporary, defensive purposes or as part of its overall investment strategy. These securities consist of high quality debt obligations maturing in one year or less from the date of purchase, such as U.S. Government securities, certificates of deposit, bankers' acceptances and commercial paper. High quality means the obligations have been rated at least A-1 by Standard & Poor's Corporation ("S&P") or Prime-1 by Moody's Investor's Service, Inc. ("Moody's"), have an outstanding issue of debt securities rated at least AA by S&P or Aa by Moody's, or are of comparable quality in the opinion of the Advisor.

Repurchase Agreements

     Short-term investments also include repurchase agreements with respect to the high quality debt obligations listed above. A repurchase agreement is a transaction in which the Fund purchases a security and, at the same time, the seller (normally a commercial bank or broker-dealer) agrees to repurchase the same security (and/or a security substituted for it under the repurchase agreement) at an agreed-upon price and date in the future. The resale price is in excess of the purchase price, as it reflects an agreed-upon market interest rate effective for the period of time during which the Fund holds the securities. The purchaser maintains custody of the underlying securities prior to their repurchase; thus the obligation of the bank or dealer to pay the repurchase price on the date agreed to is, in effect, secured by such underlying securities. If the value of such securities is less than the repurchase price, the other party to the agreement is required to provide additional collateral so that all times the collateral is at least equal to the repurchase price.

     The majority of these transactions run from day to day and not more than seven days from the original purchase. The securities will be marked to market every business day so that their value is at least equal to the amount due from the seller, including accrued interest. The Fund's risk is limited to the ability of the seller to pay the agreed-upon sum on the delivery date.

     Although repurchase agreements carry certain risks not associated with direct investments in securities, the Fund intends to enter into repurchase agreements only with banks and dealers believed by the Advisor to present minimum credit risks in accordance with guidelines established by the Board of Trustees. The Advisor will review and monitor the creditworthiness of such institutions under the Board's general supervision. To the extent that the proceeds from any sale of collateral upon a default in the obligation to repurchase were less than the repurchase price, the purchaser would suffer a loss. If the other party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings, the purchaser's ability to sell the collateral might be restricted and the purchaser could suffer a loss. However, with respect to financial institutions whose bankruptcy or liquidation proceedings are subject to the U.S. Bankruptcy Code, the Fund intends to comply with provisions under such Code that would allow it immediately to resell the collateral.

U.S. Government Securities

     The Fund may, but is not obligated under any circumstances to, invest in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities. U.S. Government securities include direct obligations issued by the United States Treasury, such as Treasury bills, certificates of indebtedness, notes and bonds. U.S. Government agencies and instrumentalities that issue or guarantee securities include, but are not limited to, the Federal Home Loan Banks, the Federal National Mortgage Association, and the Student Loan Marketing Association. Except for U.S. Treasury securities, obligations of U.S. Government agencies and instrumentalities may or may not be supported by the full faith and credit of the United States. Some, such as those of the Federal Home Loan Banks, are backed by the right of the issuer to borrow from the Treasury, others by discretionary authority of the U.S. Government to purchase the agencies' obligations, while still others, such as obligations of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.

When-Issued Securities

     The Fund may from time to time purchase securities on a "when-issued" or delayed delivery basis, generally in connection with an underwriting or other offering. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date, beyond normal settlement dates, generally from 15 to 45 days after the transaction. During the period between purchase and settlement, the Fund does not pay the issuer and no interest accrues to the Fund. To the extent that the Fund holds assets in cash pending the settlement of a purchase of securities, the Fund would earn no income. These transactions involve the risk that the value of the securities at settlement may be more or less than the agreed upon price, or that the party with which the Fund enters into such a transaction may not perform its commitment. While the Fund may sell when-issued securities prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the when-issued securities may be more or less than the purchase price. The Fund will establish a segregated account with the Custodian in which it will maintain cash or liquid assets such as U.S. Government securities or other high-grade debt obligations equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

Illiquid and Restricted Securities

     The Fund may invest up to 15% of its net assets at the time of purchase in illiquid securities, including (i) securities with no readily available market;
(ii) securities subject to legal restrictions on resale (so-called "restricted securities") other than Rule 144A securities noted below; (iii) repurchase agreements having more than seven days to maturity; and (iv) fixed time deposits subject to withdrawal penalties (other than those with a term of less than seven days). Illiquid securities do not include those which meet the requirements of Securities Act Rule 144A and which the Trustees have determined to be liquid based on the applicable trading markets.

     Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933 ("restricted securities"), securities which are otherwise not readily marketable such as over-the-counter, or dealer traded, options, and repurchase agreements having a maturity of more than seven days. Mutual funds do not typically hold a significant amount of restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and the Fund might not be able to dispose of such securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions. The Fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay.

     In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not affect the liquidity of such investments. If such securities are subject to purchase by institutional buyers in accord with Rule 144A promulgated by the Securities and Exchange Commission, the Advisor may determine that such securities, up to a limit of 10% of the Fund's total net assets, are not illiquid notwithstanding their legal or contractual restrictions on resale.

Securities Lending

     The fund may lend its securities in an amount up to 30% of its total assets at the time of the loan to financial institutions such as banks and brokers if the loan is collateralized in accordance with applicable regulations. Under present regulatory requirements, the loan collateral must, on each business day, at least equal the value of the loaned securities and must consist of cash, letters of credit of domestic banks or domestic branches of foreign banks, or U.S. Government securities. Loans of securities involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral if the borrower of the securities fails financially. However, the Fund will lend securities only when, in the Advisor's opinion, the income to be earned from the loans justifies the risks involved. The Fund or the borrower may terminate Loans.

Options

     The Fund may purchase put and call options with respect to securities which are eligible for purchase by the Fund and with respect to various stock indices to hedge against the risk of unfavorable price movements adversely affecting the value of the Fund's securities or securities the Fund intends to buy. The Fund may also purchase call options in closing transactions, to terminate option positions written by the Fund. The Fund may write (sell) covered call options on individual securities and on stock indices and engage in related closing transactions.

     Purchasing Options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed "strike" price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The Fund may terminate its position in a put option it has purchased by selling the option, by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying instrument at the strike price. The Fund also may terminate a put option position by closing it out in the secondary market at its current price (i.e., by selling an option of the same series as the option purchased), if a liquid secondary market exists.

     The buyer of a typical put option will realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer will suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

     The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if the underlying prices do not rise sufficiently to offset the cost of the option.

     The Fund may purchase a put or call option only if the value of its premium, when aggregated with the premiums on all other options held by the Fund, does not exceed 5% of the Fund's total assets at the time of purchase.

     Writing Options. When the Fund writes a call option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The Fund may seek to terminate its position in a call option it writes before exercise by closing out the option in the secondary market at its current price (i.e., by buying an option of the same series as the option written). If the secondary market is not liquid for a call option the Fund has written, however, the Fund must continue to be prepared to deliver the underlying instrument in return for the strike price while the option is outstanding, regardless of price changes, and must continue to segregate assets to cover its position. The Fund will establish a segregated account with the Custodian in which it will maintain the security underlying the option written, or securities convertible into that security, or cash or liquid assets such as U.S. Government securities or other high-grade debt obligations, equal in value to commitments for options written.

     Writing a call generally is a profitable strategy if the price of the underlying security remains the same or falls. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in the underlying price increases.

     Combined Positions. The Fund may purchase and write options in combination with each other to adjust the risk and return characteristics of the overall position. For example, the Fund may write a put option and purchase a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

     Correlation of Price Changes. Because the types of exchange-traded options contracts are limited, the standardized contracts available likely will not match the Fund's current or anticipated investments exactly. The Fund may invest in options contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests.

     Options prices also can diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect the security prices the same way. Imperfect correlation also may result from differing levels of demand in the options markets and the securities markets, structural differences in how options are traded, or imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not succeed in all cases. If price changes in the Fund's options positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

     Liquidity of Options. No one can assure that a liquid secondary market will exist for any particular options contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options contracts, and may halt trading if a contract's price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, the Fund may not be able to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options positions also could be impaired.

     OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter options, i.e., options not traded on exchanges ("OTC options"), generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Fund greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organizations of the exchanges where they are traded. OTC options are considered to be illiquid, since these options generally can be closed out only by negotiation with the other party to the option.

     Stock Index Options. Options on stock indices have certain risks that are not present with stock options generally. Because the value of an index option depends on movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss on an options transaction depends on movements in the level of stock prices generally rather than movements in the price of a particular stock. Accordingly, to successfully use options on a stock index, the Advisor must be able to predict correctly movements in the direction of the stock market generally. Index prices may be distorted if trading in certain stocks included in the index is interrupted. Trading of index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this were to occur, the Fund would not be able to close out positions it holds. The Fund's policy is to engage in options transactions only with respect to an index which the Advisor believes includes a sufficient number of stocks to minimize the likelihood of a trading halt in the index.

Stock Index Futures

     The Fund may buy and sell stock index futures contracts for bona fide hedging purposes, e.g., in order to hedge against changes in prices of the Fund's securities. No more than 25% of the Fund's total assets at the time of any such transaction will be hedged with stock index futures contracts.

     A stock index futures contract is an agreement pursuant to which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. Futures contracts are traded on designated "contract markets" which, through their clearing corporations, guarantee performance of the contracts. No physical delivery of securities is made, but profits and losses resulting from changes in the market value of the contract are credited or debited at the close of each trading day to the accounts of the parties to the contract. On the contract's expiration date, a final cash settlement occurs. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the future is based. If the Advisor expects general stock market prices to rise, it might purchase a stock index future contract as a hedge against an increase in prices of particular equity securities it wants ultimately to buy. If in fact the stock index did rise, the price of the equity securities intended to be purchased might also increase, but that increase would be offset in part by the increase in the value of the Fund's futures contract resulting from the increase in the index. On the other hand, if the Advisor expects general stock market prices to decline, it might sell a futures contract on the index. If that index did in fact decline, the value of some or all of the equity securities held by the Fund might also be expected to decline, but that decrease would be offset in part by the increase in the value of the future contract.

     No one can ensure that it will be possible at any particular time to close a futures position. If the Fund could not close a futures position and the value of the position declined, the Fund would have to continue to make daily cash payments to the other party to the contract to offset the decline in value of the position. No one can ensure that hedging transactions will be successful, as there may be an imperfect correlation between movements in the prices of the futures contracts and of the securities being hedged, or price distortions due to market conditions in the futures markets. Successful use of futures contracts is subject to the Advisor's ability to predict correctly movements in the direction of interest rates, market prices and other factors affecting the value of securities.

     The use of futures contracts includes several risks. If the index the portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of unlimited loss. Further, unanticipated changes in stock price movements may result in a poorer overall performance for the Fund than if it had not entered into any futures on stock indexes.

     In addition, a variety of factors may affect the market prices of futures contracts. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the securities and futures markets. Second, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions.

     Finally, positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. No one can ensure that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time.

     The Fund will engage in futures transactions only as a hedge against the risk of unexpected changes in the values of securities held or intended to be held by the Fund. As a general rule, the Fund will not purchase or sell futures if, immediately thereafter, more than 25% of its net assets would be hedged. In addition, the Fund will not purchase or sell futures or related options if, immediately thereafter, the amount of margin deposits on the Fund's existing futures positions would exceed 5% of the market value of the Fund's net assets.

                                   MANAGEMENT

     The Board of Trustees is responsible for the overall management of the Trust's business. The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Advisor, Administrator, Custodian and Transfer Agent. The Board of Trustees delegates the day-to-day operations of the Trust to its officers, subject to the Fund's investment objective and policies and to general supervision by the Board.

     The Trustees and officers of the Trust, their business addresses and principal occupations during the past five years are:

------------------------------ ---------------- ---------------- ------------------------------ ----------------------
                                                                  Principal Occupation During    Other Directorships
    Name Address, and Age       Position Held    Date Elected*           Past 5 Years              Held by Trustee
----------------------------------------------------------------------------------------------------------------------
"Non-interested" Trustees
------------------------------- --------------- ---------------- ------------------------------ ----------------------
DeWitt F. Bowman, C.F.A         Trustee            February      Principal, Pension             Dresdner RCM Capital
11988 El Camino Real, Suite                          1995        Investment Consulting, since   Funds, Inc. and
500                                                              1994.  Interim Treasurer and   Dresdner RCM Global
San Diego, CA 92130                                              Vice President for             Funds, Inc.; RREEF
Age 71                                                           Investments - University of    America REIT, Inc.;
                                                                 California from 2000 to        Wilshire Target
                                                                 2001. Formerly Chief           Funds, Inc.;
                                                                 Investment Officer of the      Pacific Gas and
                                                                 California Public Employees    Electric Nuclear
                                                                 Retirement System (1989 to     Decommissioning
                                                                 1994)                          Trust; PCG Private
                                                                                                Equity Fund; Forward
                                                                                                Funds.
------------------------------- --------------- ---------------- ------------------------------ ----------------------
Gordon Clifford Broadhead       Trustee          December 1994   Retired.
11988 El Camino Real, Suite
500
San Diego, CA 92130
Age 78
------------------------------- --------------- ---------------- ------------------------------ ----------------------
W. Daniel Larsen                Trustee          December 1994   Retired.  Formerly General
11988 El Camino Real, Suite                                      Contractor (1951-1996).
500
San Diego, CA 92130
Age 75
------------------------------- --------------- ---------------- ------------------------------ ----------------------

------------------------------ ---------------- ---------------- ------------------------------ ----------------------
    Name Address, and Age       Position Held    Date Elected*    Principal Occupation During    Other Directorships
                                                                         Past 5 Years              Held by Trustee
----------------------------------------------------------------------------------------------------------------------
"Interested" Trustees** and Other Officers
------------------------------ ---------------- ---------------- ------------------------------ ----------------------
Charles H. Brandes  11988 El   Trustee           December 1994   Managing Partner of the
Camino Real, Suite 500                                           Advisor.
San Diego, CA 92130
Age 59
------------------------------ ---------------- ---------------- ------------------------------ ----------------------
Debra McGinty-Poteet 11988     Trustee and         June 2000     Director, Mutual Fund
El Camino Real, Suite 500      President                         Services of the Advisor.
San Diego, CA 92130                                              Formerly Chief Operating
Age 46                                                           Officer for North American
                                                                 Trust Company; Senior Vice
                                                                 President and Managing
                                                                 Director for Bank of America
                                                                 Funds Management.
------------------------------ ---------------- ---------------- ------------------------------ ----------------------
Glenn R. Carlson               Secretary         December 1994   Managing Partner of the
11988 El Camino Real, Suite                                      Advisor.
500
San Diego, CA 92130
Age 41
------------------------------ ---------------- ---------------- ------------------------------ ----------------------
Gary Iwamura                   Treasurer        September 1997   Financial Resources Officer
11988 El Camino Real, Suite                                      of the Advisor, Formerly
500                                                              Chief Administrative
San Diego, CA 92130                                              Officer, National Mutual
Age 45                                                           Funds Management; Chief
                                                                 Operating Officer,
                                                                 Axe-Houghton Management..
------------------------------ ---------------- ---------------- ------------------------------ ----------------------


* Trustees and officers of the Fund serve until their resignation, removal or retirement.

**   "Interested persons" within the meaning as defined in the 1940 Act.

     The Board has three standing committees: the Audit Committee, the Nomination Committee, and the Valuation Committee. The Audit Committee is comprised of the three Independent Trustees--DeWitt F. Bowman, Gordon Clifford Broadhead and Daniel W. Larsen--and is responsible for advising the full Board with respect to accounting, auditing and financial matters affecting the Trust. The Audit Committee meets at least once annually. The Nomination Committee is also comprised of the Independent Trustees and is responsible for seeking and reviewing candidates for consideration as nominees for Trustees as is considered necessary from time to time. All the Trustees comprise the Valuation Committee, which is responsible for (1) monitoring the valuation of Fund securities and other investments; and (2) as required by each series of the Trust's valuation policies, when the full Board is not in session, determining the fair value of illiquid and other holdings after consideration of all relevant factors, which determinations shall be reported to the full Board. The Valuation Committee meets as often as necessary when a price is not readily available.

Fund Shares Owned by Trustees as of December 31, 2001


-------------------------------------------------------------------------------
                                    Amount Invested Key
-------------------------------------------------------------------------------
A.       $1-$10,000
B.       $10,001-$50,000
C.       $50,001-$100,000
D.       over $100,000
--------------------------------------------------------------------------------

============================ ====================== ===========================
Name                         Dollar Range of Fund     Dollar Range of Other
                                 Shares Owned        Products of the Adviser
============================ ====================== ===========================
"Non-interested" Trustees
---------------------------- ---------------------- ---------------------------
DeWitt F. Bowman                      --                        --
---------------------------- ---------------------- ---------------------------
Gordon Clifford Broadhead             --                        --
---------------------------- ---------------------- ---------------------------
Daniel W. Larsen                      --                        --
-------------------------------------------------------------------------------
"Interested" Trustees
---------------------------- ---------------------- ---------------------------
Charles H. Brandes                     D                        D
---------------------------- ---------------------- ---------------------------
Debra McGinty-Poteet                  --                        C
============================ ====================== ===========================


     The Trust pays a fee of $800 per meeting to Trustees who are not "interested persons" of the Trust. They also receive a fee of $800 for any committee meetings held on dates other than scheduled Board meeting dates, and are reimbursed for any expenses incurred in attending meetings.

     The table below shows the compensation paid to each Trustee for the fiscal year ended October 31, 2001:


                    Aggregate            Pension or              Estimated               Total
                  Compensation     Retirement Benefits            Annual             Compensation
                  from the           Accrued as Part of        Benefits Upon         from the Trust
Name of Person        Trust             Fund Expenses           Retirement          Paid to Trustees
----------------------------------------------------------------------------------------------------
DeWitt F. Bowman     $5,000                  $0                     $0                   $5,000

Gordon Clifford
     Broadhead       $5,000                  $0                     $0                   $5,000

Daniel W.Larsen      $5,000                  $0                     $0                   $5,000


Code Of Ethics

The Trust, the Advisor and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 of the 1940 Act. Each Code permits, subject to certain conditions, personnel of the Advisor and Distributor to invest in securities that may be purchased or held by the Fund. Each code has been filed as an exhibit to this registration statement and is available upon request by contacting the SEC.


                        PRINCIPAL HOLDERS OF SECURITIES

As of February 15, 2002, the following persons held of record more than 5% of the outstanding shares of the Fund:

Name and Address                                                Percentage Owned

Charles Schwab & Co., Inc. (1)                                       29.95%
101 Montgomery Street
San Francisco, CA 94104

Wells Fargo Bank TTEE fbo                                            26.74%
Deseret Mutual Benefits Plan
P.O. Box 1533
Minneapolis, MN 55480

----------------------

(1) Charles Schwab & Co. Inc. is the nominee account for many individual shareholder accounts; the Fund is not aware of the size or identity of any individual accounts.


                     INVESTMENT ADVISORY AND OTHER SERVICES

Advisory Agreement

     Subject to the supervision of the Board of Trustees, the Advisor provides investment management and services to the Fund, pursuant to an Investment Advisory Agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Advisor provides a continuous investment program for the Fund and makes decisions and place orders to buy, sell or hold particular securities. In addition to the fees payable to the Advisor and the Administrator, the Fund is responsible for its operating expenses, including: (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses of Trustees other than those affiliated with the Advisor or the Administrator;
(v) legal and audit expenses; (vi) fees and expenses of the custodian, shareholder service and transfer agents; (vii) fees and expenses for registration or qualification of the Fund and its shares under federal and state securities laws; (viii) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders; (ix) other expenses incidental to holding any shareholder meetings; (x) dues or assessments of or contributions to the Investment Company Institute or any successor; (xi) such non-recurring expenses as may arise, including litigation affecting the Trust or the Fund and the legal obligations with respect to which the Trust or the Fund may have to indemnify the Trust's officers and Trustees; and (xii) amortization of organization costs.

     Under the Advisory Agreement, the Advisor and its officers, directors, agents, employees, controlling persons, shareholders and other affiliates will not be liable to the Fund for any error of judgment by the Advisor or any loss sustained by the Fund, except in the case of a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages will be limited as provided in the 1940 Act) or of willful misfeasance, bad faith, gross negligence or reckless disregard of duty. In addition, the Fund will indemnify the Advisor and such other persons from any such liability to the extent permitted by applicable law.

     The Advisory Agreement with respect to the Fund will remain in effect for two years from its execution. Thereafter, if not terminated, it will continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually (i) by a majority vote of the Trustees who are not parties to the Agreement or "interested persons" of the Fund as defined in the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board of Trustees or by vote of a majority of the outstanding voting securities.

     The Board of Trustees or the holders of a majority of the outstanding voting securities of the Fund can terminate the Advisory Agreement with respect to the Fund at any time without penalty, on 60 days written notice to the Advisor. The Advisor may also terminate the Advisory Agreement on 60 days written notice to the Fund. The Advisory Agreement terminates automatically upon its assignment (as defined in the 1940 Act).

     During the fiscal years ended October 31, 1999, 2000 and 2001, the Advisor earned an advisory fee at the rate of 1.00% of the average net assets of the Fund. That fee amounted to $2,012,004, $3,089,527, and $3,305,254, respectively. The Advisor agreed to limit the total operating expenses of the Fund during each such fiscal year to 1.20% of average net assets. As a result of that limitation, the Advisor waived $199,584 of the advisory fee it earned during fiscal year ended October 31, 1999. During the fiscal years ended October 31, 2000 and October 31, 2001, the Advisor recouped reimbursements to the Fund in prior years in the amount of $20,659 and $150,016, respectively.

     The Advisor has signed a contract with the Trust in which the Advisor has agreed that during the Fund's fiscal year ended October 31, 2002, the Advisor will waive management fees and reimburse operating expenses of the Fund to the extent necessary to ensure that the expenses of the Fund do not exceed during each such fiscal year 1.20% of the average daily net assets of the Fund (the "Expense Cap"). The Trust has agreed that the amount of any waiver or reimbursement will be repaid to the Advisor without interest at any time before the later of (i) December 31, 2003, and (ii) the end of the fifth full fiscal year of the Fund after the fiscal year in which the waiver or reimbursement occurred, unless that repayment would cause the aggregate operating expenses of the Fund to exceed the Expense Cap for that fiscal year.

     The Fund does not invest in any security for the purpose of exercising control or management. When the Fund receives a proxy from a company in which it invests, the Advisor will vote that proxy in accordance with the Advisor's judgment as to the best interests of the Fund, considering the effect of any such vote on the value of the Fund's investment. The Advisor does not solicit or consider the views of individual shareholders of the Fund in voting proxies. Because voting proxies of foreign securities may entail additional costs to the Fund, the Advisor considers the costs and benefits to the Fund in deciding whether or not to vote a particular proxy.

     In determining whether to renew the Advisory Agreement each year, the Board of Trustees evaluates information provided by the Advisor in accordance with
Section 15(c) of the 1940 Act. At its last annual review meeting in December 2001, the Board considered a number of facts, in recommending renewal of the existing Agreement, including the quality of services provided to the fund, fees and expenses borne by the Fund, and financial results of the Advisor.

     In reviewing the quality of services provided to the Fund, the Board noted that although the Fund's net asset value per share had declined in 2001, the Fund's results were substantially better that its benchmark index and peer group of funds for that period and for all calendar years since its inception. The Board also considered the quality and depth of the Advisor's organization in general and of the investment professionals providing services to the Fund. In reviewing the fees and expense borne by the Fund, the Board noted, among other things, that the Fund's advisory fees an its total expenses over various periods as a percentage of its average net assets were favorable in relation to its peer group.

Based on the review, the Board, including the Trustees who are not "interested persons" of the Fund as defined in the 1940 Act, concluded that the advisory fees and other expenses of the Fund are fair, both absolutely and in comparison with those of other funds in the industry, and that shareholders have received reasonable value in return for paying such fees and expenses.

Administration Agreement

     U.S. Bancorp Fund Services, LLC ("USBFS") serves as Administrator for the Fund, subject to the overall supervision of the Trustees. The Administrator is responsible for providing such services as the Trustees may reasonably request, including but not limited to (i) maintaining the Fund's books and records (other than financial or accounting books and records maintained by any custodian, transfer agent or accounting services agent); (ii) overseeing the Fund's insurance relationships; (iii) preparing for the Fund (or assisting counsel and/or auditors in the preparation of) all required tax returns, proxy statements and reports to the Fund's shareholders and Trustees and reports to and other filings with the Securities and Exchange Commission and any other governmental agency; (iv) preparing such applications and reports as may be necessary to register or maintain the Fund's registration and/or the registration of the shares of the Fund under the blue sky laws of the various states; (v) responding to all inquiries or other communications of shareholders;
(vi) overseeing all relationships between the Fund and any custodian(s), transfer agent(s) and accounting services agent(s); and (vii) authorizing and directing any of the Administrator's directors, officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected. The Trust's Agreement with the Administrator contains limitations on liability and indemnification provisions similar to those of the Advisory Agreement described above. For its services, the Administrator receives a fee at the annual rate of 0.05% of the first $250 million of the Fund's average daily net assets, 0.04% of the next $250 million of average daily net assets and 0.03% thereafter, subject to a $40,000 annual minimum. As a result, for the fiscal years ended October 31, 1999, 2000 and 2001, the Administrator received compensation of $147,876, $148,669,and $157,211, respectively, from the Fund.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     In all purchases and sales of securities for the Fund, the primary consideration is to obtain the most favorable price and execution available. Pursuant to the Advisory Agreement, the Advisor determines which securities are to be purchased and sold by the Fund and which broker-dealers are eligible to execute portfolio transactions, subject to the instructions of and review by the Trust's Board of Trustees.

     The Fund may purchase portfolio securities directly from issuers or from underwriters. Where possible, it makes purchases and sales through dealers (including banks) which specialize in the types of securities involved, unless better executions are available elsewhere. Dealers and underwriters usually act as principals for their own accounts. Purchases from underwriters include a commission paid by the issuer to the underwriter and purchases from dealers include the spread between the bid and the asked price.

     In placing portfolio transactions, the Advisor uses its best efforts to choose a broker-dealer capable of providing the services necessary to obtain the most favorable price and execution available. It considers the full range and quality of services available in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm's risk in positioning a block of securities, and other factors.

     In those instances where the Advisor concludes that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available and the transaction involves a brokerage commission, it may consider those broker-dealers which furnish or supply research and statistical information to the Advisor that it may lawfully and appropriately use in its investment advisory capacity for the Fund and for other accounts, as well as provide other services in addition to execution services. The Advisor considers such information, which is in addition to, and not in lieu of, the services it is required to perform under the Agreement, to be useful in varying degrees, but of indeterminable value. The Board of Trustees reviews brokerage allocations where services other than best price/execution capabilities are a factor to ensure that the other services provided meet the tests outlined above and produce a benefit to the Fund.

     The placement of portfolio transactions with broker-dealers who sell shares of the Fund is subject to rules adopted by the National Association of Securities Dealers, Inc. ("NASD"). Provided the Trust's officers are satisfied that the Fund is receiving the most favorable price and execution available, the Advisor may also consider the sale of the Fund's shares as a factor in the selection of broker-dealers to execute its portfolio transactions.

     The Advisor makes investment decisions for the Fund independently from those of the Advisor's other client accounts. Nevertheless, at times the same securities may be acceptable for the Fund and for one or more of such client accounts. To the extent any of these client accounts and the Fund seek to acquire the same security at the same time, the Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, the Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time. If the Fund and one or more of such other client accounts simultaneously purchases or sells the same security, the Advisor allocates each day's transactions in such security between the Fund and all such client accounts as it decides is fair, taking into account the respective sizes of the accounts, the amount being purchased or sold and other factors it deems relevant. In some cases this system could have a detrimental effect on the price or value of the security insofar as the Fund is concerned. In other cases, however, the ability of the Fund to participate in volume transactions may produce better executions for the Fund.

     The Fund paid total  brokerage  commissions  during the fiscal  years ended
October  31,  1999,  2000  and  2001,  of  $232,101,   $458,931,  and  $291,329,
respectively.


                                 NET ASSET VALUE

     The net asset value of the Fund's shares fluctuates and is determined as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) each business day. Currently, the Exchange is not open on the following days: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     The Fund values options and futures contracts which are traded on exchanges at their last sale or settlement price as of the close of such exchanges or, if no sales are reported, at the mean between the last reported bid and asked prices. However, if an exchange closes later than the New York Stock Exchange, the Fund values the options or futures traded on it based on the sales price, or the mean between bid and asked prices, as the case may be, as of the close of the New York Stock Exchange.

     Foreign securities markets normally complete trading well before the close of the New York Stock Exchange. In addition, foreign securities trading may not take place on all days on which the New York Stock Exchange is open for trading, and may occur in certain foreign markets on days on which the Fund's net asset value is not calculated. Except as described below, calculations of net asset value will not reflect events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the New York Stock Exchange. The Fund translates assets or liabilities expressed in foreign currencies into U.S. dollars based on the spot exchange rates at 1:00 p.m., Eastern time, or at such other rates as the Advisor may determine to be appropriate.

     The Fund may use a pricing service approved by the Board of Trustees. Prices provided by such a service represent evaluations of the mean between current bid and asked prices, may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics, indications of values from dealers and other market data. Such services also may use electronic data processing techniques and/or a matrix system to determine valuations.

     The Fund values securities and other assets for which market quotations are not readily available at fair value as determined in good faith by or under the direction of the Board of Trustees. Such values are initially determined by the Valuation Committee of the Board of Trustees (comprised of any one Trustee) in consultation with Advisor, including the Advisor's portfolio managers and research and credit analyst, on the basis of factors such as the cost of the security or asset, transactions in comparable securities or assets, relationships among various securities and assets, and other factors as the Advisor may determine will affect materially the value of the security. If the Committee in consultation with the Advisor is unable to determine a fair value for a security, a meeting of the Board of Trustees is called promptly to determine what action should be taken. All determinations of the Committee is reviewed at the next meeting of the full Board of Trustees.

                                   REDEMPTIONS

     The Fund intends to pay cash (U.S. dollars) for all shares redeemed, but, under abnormal conditions which make payment in cash unwise, the Fund may make payment partly in readily marketable securities with a current market value equal to the redemption price. Although the Fund does not expect to make any part of a redemption payment in securities, if such payment were made, an investor would incur brokerage costs in converting such securities to cash. The Fund has elected to be governed by the provisions of Rule 18f-1 under the 1940 Act, which commits the Fund to paying redemptions in cash, limited in amount with respect to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the Fund's total net assets at the beginning of such 90-day period.

                                    TAXATION

     The Fund intends to elect to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code (the "Code"). In each taxable year that the Fund qualifies, the Fund (but not its shareholders) will be relieved of federal income tax on that part of its investment company taxable income (consisting generally of interest and dividend income, net short-term capital gain and net realized gains from currency transactions) and net capital gain that is distributed to shareholders.

     In order to qualify for treatment as a RIC, the Fund must distribute annually to shareholders at least 90% of its investment company taxable income and must meet several additional requirements. Among these requirements are the following: (1) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to its business of investing in securities or currencies; (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, limited in respect of any one issuer to an amount that does not exceed 5% of the value of the Fund and that does not represent more than 10% of the outstanding voting securities of such issuer; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

     The Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

     Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Shareholders may be able to claim U.S. foreign tax credits with respect to such taxes, subject to provisions and limitations contained in the Code. For example, certain retirement accounts cannot claim foreign tax credits on investments in foreign securities held by the Fund. If more than 50% in value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible, and intends, to file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to include their proportionate share of such withholding taxes in the U.S. income tax returns as gross income, treat such proportionate share as taxes paid by them, and deduct such proportionate share in computing their taxable incomes or, alternatively, use them as foreign tax credits against their U.S. income taxes. No deductions for foreign taxes, however, may be claimed by noncorporate shareholders who do not itemize deductions. A shareholder that is a nonresident alien individual or foreign corporation may be subject to U.S. withholding tax on the income resulting from the Fund's election described in this paragraph but may not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder. The Fund will report annually to its shareholders the amount per share of such withholding taxes.

     Many of the options, futures and forwards contracts used by the Fund are "section 1256 contracts." Any gains or losses on section 1256 contracts are generally treated as 60% long-term and 40% short-term capital gains or losses ("60/40") although gains and losses from hedging transactions, certain mixed straddles and certain foreign currency transactions from such contracts may be treated as ordinary in character. Section 1256 contracts held by the Fund at the end of its fiscal year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized, and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, depending on the circumstances.

     Generally, the transactions in options, futures and forward contracts undertaken by the Fund may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains or losses realized by the Fund. In addition, losses realized on positions that are part of a straddle may be deferred under the rules, rather than being taken into account in the fiscal year in which the losses were realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures and forward contracts are not entirely clear. These transactions may increase the amount of short-term capital gain realized by the Fund and taxed as ordinary income when distributed to shareholders. The Fund may make certain elections available under the Code which are applicable to straddles. If the Fund makes such elections, recognition of gains or losses from certain straddle positions may be accelerated.

     The tests which the Fund must meet to qualify as a RIC, described above, may limit the extent to which the Fund will be able to engage in transactions in options, futures contracts or forward contracts.

     Under the Code, fluctuations in exchange rates which occur between the dates various transactions are entered into or accrued and subsequently settled may cause gains or losses, referred to as "section 988" gains or losses. Section 988 gains or losses may increase or decrease the amount of income taxable as ordinary income distributed to shareholders.

     Dividends from the Fund's investment company taxable income (whether paid in cash or invested in additional shares) will be taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits. Distributions of the Fund's net capital gain (whether paid in cash or invested in additional shares) will be taxable to shareholders as long-term capital gain, regardless of how long they have held their Fund shares. Dividends declared by the Fund in October, November or December of any year and payable to shareholders of record on a date in one of such months will be deemed to have been paid by the Fund and received by the shareholders on the record date if the dividends are paid by the Fund during the following January. Accordingly, such dividends will be taxed to shareholders for the year in which the record date falls.

     The Fund is required to withhold 30% of all dividends, capital gain distributions and repurchase proceeds payable to any individuals and certain other noncorporate shareholders who do not provide the Fund with a correct taxpayer identification number. The Fund also is required to withhold 30% of all dividends and capital gain distributions paid to such shareholders who otherwise are subject to backup withholding.


                             PERFORMANCE INFORMATION

Total Return

     Average annual total return quotations used in the Fund's advertising and promotional materials are calculated according to the following formula:

Return Before Taxes

         P(1 + T)n = ERV

where P equals a hypothetical initial payment of $1000; T equals average annual total return; n equals the number of years; and ERV equals the ending redeemable value at the end of the period of a hypothetical $1000 payment made at the beginning of the period.

Return After Taxes on Distributions

         P(1 + T)n = ATVD

where P equals a hypothetical initial payment of $1000; T equals average annual total return; n equals the number of years; and ATVD equals the ending value of a hypothetical payment made at the beginning of the periods at the end of periods, after taxes (highest individual marginal federal income tax rate) on distributions but not after taxes on redemption.

Return After Taxes on Distributions and Sale of Fund Shares

         P(1 + T)n = ATVDR

where P equals a hypothetical initial payment of $1000; T equals average annual total return; n equals the number of years; and ATVDR equals the ending value of a hypothetical payment made at the beginning of the periods at the end of periods, after taxes (highest individual marginal federal income tax rate) on distributions and redemption.

     The Fund will update the time periods used in advertising to the last day of the most recent quarter prior to submission of the advertising for publication. Average annual total return, or "T" in the above formula, is computed by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value. Average annual total return assumes the reinvestment of all dividends and distributions. Any performance information used in advertising and sales literature will include information based on this formula for the most recent one, five and ten year periods, or for the life of the Fund, whichever is available.

                          Average Annual Total Returns
                             As of October 31, 2001

Brandes Institutional International Equity Fund     1 Year      Since Inception
                                                    ------      ---------------
Return Before Taxes                                (14.76)%        13.60%
Return After Taxes on Distributions                (19.01)%        11.07%
Return After Taxes on Distributions
              and Sale of Fund Shares               (5.38)%        10.71%

Other Information

     Performance data of the Fund quoted in advertising and other promotional materials represents past performance and is not intended to predict or indicate future results. The return and principal value of an investment in the Fund will fluctuate, and an investor's redemption proceeds may be more or less than the original investment amount. In advertising and promotional materials the Fund may compare its performance with data published by Lipper, Inc. ("Lipper"), Morningstar, Inc. ("Morningstar") or CDA Investment Technologies, Inc.("CDA"). The Fund also may refer in such materials to mutual fund performance rankings and other data, such as comparative asset, expense and fee levels, published by Lipper, CDA or Morningstar. Advertising and promotional materials also may refer to discussions of the Fund and comparative mutual fund data and ratings reported in independent periodicals including, but not limited to, The Wall Street Journal, Money Magazine, Forbes, Business Week, Financial World and Barron's.


                              FINANCIAL STATEMENTS

     The Annual Report to shareholders of the Fund for the period ended October 31, 2001 is a separate document and the financial statements appearing in it are incorporated by reference in this Statement of Additional Information. Those financial statements have been audited by Ernst & Young LLP, whose report appears in the Annual Report. The financial statements have been incorporated in this Statement of Additional Information in reliance on their authority as experts in accounting and auditing.


               CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT,
                     INDEPENDENT AUDITORS AND LEGAL COUNSEL

     The Trust's custodian, Investors Bank & Trust Company, 200 Clarendon Street, 16th Floor, Boston, Massachusetts 02116, is responsible for holding the Fund's assets and also acts as the Fund's accounting services agent. Investors Bank & Trust Company acts as the Fund's transfer and dividend disbursing agent.

     The Trust's independent auditors, Ernst & Young LLP, 725 South Figueroa, Los Angeles, California 90017, examine the Fund's financial statements annually and prepare the Fund's tax returns.

     Paul, Hastings, Janofsky & Walker LLP, 555 South Flower Street, Los Angeles, California 90071, acts as legal counsel for the Trust and the Advisor.


                               GENERAL INFORMATION

     The Trust was organized as a Delaware business trust on July 6, 1994 and is an open-end management investment company. The Board of Trustees of the Trust has authority to issue an unlimited number of shares of beneficial interest of separate series. The Fund is currently one of two series of the Trust. The Fund commenced operation January 2, 1997. Although it has no present intention to do so, the Trust has reserved the right to convert to a master-feeder structure in the future by investing all of the Fund's assets in the securities of another investment company, upon notice to and approval of shareholders.

     The Trust's Declaration of Trust provides that obligations of the Trust are not binding on the Trustees, officers, employees and agents individually and that the Trustees, officers, employees and agents will not be liable to the Trust or its investors for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee, officer, employee or agent against any liability to the Trust, the Fund or their investors to which the Trustee, officer, employee or agent would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

     You can examine the Trust's Registration Statement on Form N-1A at the office of the Securities and Exchange Commission in Washington, DC. Statements contained in the prospectus and this Statement of Additional Information as to the contents of any contract or other document are not necessarily complete and, in each instance, reference is made to the copy of such contract or document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

Shares of Beneficial Interest

     Rule 18f-2 under the Investment Company Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust will not be deemed to have been effectively acted upon unless approved by a majority of the outstanding shares of the series of the Trust affected by the matter. Thus, on any matter submitted to a vote of shareholders of the Trust, all shares of the affected series will vote unless otherwise permitted by the Investment Company Act, in which case all shares of the Trust will vote in the aggregate. For example, a change in the Fund's fundamental investment policies would be voted upon by shareholders of the Fund, as would the approval of any advisory or distribution contract for the Fund. However, all shares of the Trust will vote together in the election or selection of Trustees and accountants for the Trust.

     As used in the Fund's prospectus and in this Statement of Additional Information, the term "majority," when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Trust, means the vote of the lesser of (i) 67% of the Trust's shares represented at a meeting if the holders of more than 50% of the Trust's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust's outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. Unless otherwise provided by law (for example, by Rule 18f-2 discussed above) or by the Trust's Declaration of Trust or Bylaws, the Trust may take or authorize any action upon the favorable vote of the holders of more than 50% of the outstanding shares of the Trust.

     The Trust does not hold annual shareholder meetings of the Fund. The Trust will not normally hold meetings of shareholders to elect Trustees unless fewer than a majority of the Trustees holding office have been elected by shareholders. Shareholders of record holding at least two-thirds of the outstanding shares of the Trust may remove a Trustee by votes cast in person or by proxy at a meeting called for that purpose. The Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing by the shareholders of record owning at least 10% of the Trust's outstanding shares Trust and to assist in communicating with other shareholders as required by Section 16(c) of the Investment Company Act.

     Each share of the Fund has equal voting rights. Each share of the Fund is entitled to participate equally in dividends and distributions and the proceeds of any liquidation from the Fund. Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and nonassessable by the Trust.